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JBT Corporation

Investor Presentation
January 2012

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 3, 2011 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods

freeze more than 50% of the world's frozen foods

squeeze more than 75% of the world's citrus juices

load 70% of the world's overnight express packages

board 75% of U.S. passengers

2010 Revenue & Operating Profit by Segment

Total Revenue

$880M


JBT
AeroTech
JBT
FoodTech
40%
60%

Total Segment Operating Profit

$84.4M


JBT
AeroTech
JBT
FoodTech
34%
66%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications	Customers

Freezing & Chilling

39% of revenue



Poultry & Meat
Seafood
Fruit & Vegetables
Baking Products

Protein Processing

17% of revenue



Poultry & Meat
Seafood

Fruit Processing

31% of revenue



Juices
Beverages



Tomato Paste
Tomato Sauces

In-Container Processing

13% of revenue



Shelf-Stable Products
Formulated Milks
Beverages

Customers: Keystone Foods, Nestlé, Moy Park, ConAgra Foods, Délifrance, Ingham, JBS, Tyson, OSI, Wayne Farms, Saha Farms, Sadia, Aujan Industries, CitrOvita, Southern Gardens, Sunkist, Cutrale, COFCO, Florida's Natural, Del Monte, Rio Bravo Tomato, Morning Star, Campbell's, StarKist, Heinz

JBT Corporation

Note: % of 2010 JBT FoodTech revenue excludes aftermarket parts and service

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Gate Equipment 37% of revenue		Passenger boarding Air and power supply
Ground Support 34% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Airport Services 21% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 8% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx
AMR
China Southern
groundforce
Menzies
British Airways
Air France KLM
Air China
Department of Defense
Southwest Airlines
United
Air Mobility Command
TCR
Delta
DFW
Las Vegas McCarran International Airport
UPS
P&G
LAX Los Angeles World Airports

JBT Corporation

Note: % of 2010 JBT AeroTech revenue excludes aftermarket parts and services

Global Footprint



Canada
1%
U.S.A
51%
EMEA
28%
Asia Pacific
12%
Latin America
8%
JBT Personnel Locations
Production Facilities
% of 2010 Revenue

More than 25% of 2010 revenue generated from emerging markets

JBT Corporation

Business Seasonality

% of Annual Segment Operating Profit

JBT FoodTech | **JBT AeroTech**


Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Historical Average 2005 - 2010

JBT Corporation

Large Recurring Revenue Base



Revenue ($MM)
$823
$844
$978
$1,028
$842
$880
$684
34%
35%
34%
36%
43%
43%
44%
2005
2006
2007
2008
2009
2010
3Q'11 YTD
Recurring Revenue
Total Revenue

Recurring revenue continues to grow

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Largely Variable Cost Structure

Operating Income ($MM)



$42.3
$50.4
$61.1
$70.3
$57.7
$67.1
$41.0
2005
2006
2007
2008
2009
2010
3Q'11 YTD

Margin %



Gross Profit %
Operating Income %
24.1%
25.3%
24.3%
24.5%
26.2%
26.2%
24.6%
5.1%
6.0%
6.2%
6.8%
6.9%
7.6%
6.0%
2005
2006
2007
2008
2009
2010
3Q'11 YTD

2010 operating margin expanded 70bps

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)



$21.6
$22.7
$23.0
$22.9
$19.8
$24.3
$15.2
2005
2006
2007
2008
2009
2010
3Q'11 YTD

Adj. Working Capital as % of Sales



Selected Industrials Mean
JBT
16.3%
17.5%
6.2%
9.3%
2005
2006
2007
2008
2009
2010
3Q'11 (TTM)

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

Strong Free Cash Flow

- Generated average of $35M in annual free cash flow from ‘05-’10
  - Generated $29M of free cash flow in the first nine months of 2011
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
  - Share repurchases
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

JBT Corporation

4G's – JBT's Corporate Growth Strategy

- Grow our technology advantage
- Grow beyond the sale
- Grow where the world is growing fastest
- Grow margins

Supported by bolt-on acquisitions

Grow Our Technology Advantage


2008 Innovation
GYRoCOMPACT® M10
Twinstack Freezer
2010 Innovation
GYRoCOMPACT M8
Twinbelt Freezer
2010 Innovation
FLoFREEZE® M
Freezer with
Sequential Defrost
2010 Innovation
PRoFREEZE©

JBT FoodTech innovations augment freezing solutions

JBT Corporation

Grow Beyond the Sale

Innovative service/product offerings expected to drive increased aftermarket contribution:

Delivered Base (units):

JBT FoodTech: 40,000+

JBT AeroTech: 30,000+

JBT FoodTech 24-hour evaluation courtesy visits

JBT AeroTech Medals Refurbishment Program

- *Platinum, Gold, Silver and Bronze service levels*

Private label product offerings

Leverage large installed base to grow recurring revenue stream

JBT Corporation

Grow Where the World is Growing Fastest



Thailand FoodTech Services Business: Acquired Jun. 2010

JBT AeroTech Plant – Shenzhen: Opened Aug. 2010

Capture international growth – especially Asia

Countries where new orders have been captured by Shenzhen and the FoodTech Thailand acquisition

JBT Corporation

Grow Margins

Segment Operating Margin


JBT FoodTech
JBT AeroTech
12 - 13%
10.5%
10.2%
10.7%
9.6%
9.4%
8.3%
10%
8.4%
8.6%
8.5%
8.1%
7.5%
7.8%
2005
2006
2007
2008
2009
2010
2014
Goal

Margin expansion through top-line growth and cost management

Note: Segment operating margin excludes restructuring charges from segment operating results, which are reported in other income and expense net.

JBT Corporation

Margin Improvement Initiatives

- Driving operational efficiency improvement
  - Engaged consultant for pilot program with AeroTech Ground Support in Q3'11
  - Margin improvement through labor productivity increase and materials cost reduction
  - Program initiated with FoodTech Fruit Processing in Q1'12
- Expanding manufacturing capabilities in China
  - Established two manufacturing facilities and a trading company: Ningbo (2006), Shanghai (2007) & Shenzen (2010)
  - Third manufacturing facility under development
  - Margin improvement through local sourcing and manufacturing
- Increasing manufacturing flexibility for Freezing & Chilling
  - Transferring manufacturing of certain freezer product lines to North America and China to better align with customers
  - Margin improvement through local manufacturing and by reducing exposure to currency impacts

JBT Corporation

2012 Cost Reduction Action Highlights

- On January 9, 2012, announced cost reduction actions in FoodTech segment
  - Transferring manufacturing of certain freezer product lines to North America and China
  - Consolidating batch sterilization equipment manufacturing footprint
  - Further reducing costs in response to lower demand in Europe and North America
- Pre-tax charge of ~$10.5 million
- Workforce reduction of ~115 positions to be completed in 1H'12, resulting in annualized pre-tax savings of ~$9 million by 2013

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position




SERVICE
24/7
maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View



Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation








Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

JBT Corporation

Expanding Capabilities Through Organic Development & Acquisitions



2008 Acquisition
Horizontal Slicer
2009 Innovation
Ultra V™ Coating Line
2009 Acquisition
Revoband Continuous Cooker
Oven
Fryer
Coater
3D Portioner
2008 Innovation
5 Star Home Style™ Breader
2008 Innovation
DSI Q-LINK™ Portioning Software

Protein Processing Product Line

JBT Corporation

Convenience and ***Choice*** Drive Demand in Developed Markets



U.S. Poultry Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2010
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 4.0% CAGR
Further Process = 5.1% CAGR







JBT Corporation

Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

		Ground Support Equipment						Gate Equipment			Airport Services	Other Equipment		
		Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Luggage Tractors	Belt Loaders	Lav Service
	JBT	•	•	•	•	•	•	•	•	•	•			
Competitors	A	•		•	•	•			•	•		•	•	•
	B	•		•	•				•	•		•	•	•
	C			•	•		•					•	•	•
	D			•					•	•		•	•	
	E			•										
	F			•										
	G	•		•										
	H		•											
	I		•											•
	J		•											
	K	•			•	•								
	L	•				•						•		
	M						•							
	N							•			•			
	O							•						
	P								•					
	Q								•	•				
	R										•			
	S										•			
	T										•			

JBT Corporation

JBT AeroTech – Customers

2010 Sales of new equipment & technical services



Automated Guided Vehicles 8%
Other 3%
Defense 7%
Ground Handlers 9%
Intl. Airlines 5%
US Airlines 13%
Air Freight 6%
Airport Authorities 49%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1989 to 2009
Forecast Market Growth Rates: 2010 to 2030
2.7%
3.3%
4.2%
5.1%
3.8%
5.6%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2011-2030

JBT Corporation

JBT AeroTech Innovations Address Environmental Trends


Tempest Deicer AirFirst


Commander 15i Electric Loader


B400e Electric Pushback Tractor

Existing Products → **Additional Offerings**


400Hz Ground Power Unit


Pre-Conditioned Air Unit


RampSnake Electric Bulk Loader


Diesel to Electric Power Conversion

JBT Corporation





Financials

Attractive Return on Investment


24.0%
21.1%
20.0%
19.8%
19.1%
17.3%
12.5%
2005
2006
2007
2008
2009
2010
3Q '11
(TTM)

Note: Return on Investment (ROI) is calculated as income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt

JBT Corporation

Debt Structure & Liquidity

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $59M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 105bps

Liquidity

	$M
Cash and Cash Equivalents	$20
Available Capacity	$154
Total Liquidity	$174

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	14.3x	>3.5x
Total Debt/EBITDA(TTM)	1.4x	<3.0x

Notes: 1) Based on 3Q 2011 (TTM) actual results
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements
3) Debt structure excludes $2M of debt not associated with the credit facility

JBT Corporation

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	3Q'11 (TTM)
Adjusted working capital (non-GAAP measure)	$ 50.9	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$102.4	$ 90.5
plus: cash and cash equivalents	2.7	10.3	9.5	43.6	14.4	13.7	20.1
less: short-term debt and current portion of long-term debt	(0.1)	(0.2)	(1.1)	(0.6)	(0.4)	(1.7)	(1.9)
Working capital (GAAP measure)	$ 53.5	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$114.4	$108.7
Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6	$880.4	$970.9
Adjusted working capital as a percent of revenue	6.2%	2.9%	5.6%	4.8%	6.6%	11.6%	9.3%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	3Q'11 YTD
Free Cash Flow (non-GAAP measure)	$ 38.0	$ 73.3	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 28.6
plus: Capital Expenditures	21.6	22.7	23.0	22.9	19.8	24.3	15.2
Cash Provided by Operating Activities (GAAP measure)	$ 59.6	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 43.8

JBT Corporation

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

** Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results*

JBT Corporation